================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 11, 2009

                              ONCOLOGIX TECH, INC.
            ---------------------------------------------------------
           (Name of Small Business Issuer as Specified in Its Charter)


                                     0-15482
                             ----------------------
                            (Commission File Number)

             Nevada                                              86-1006416
 ------------------------------                               -----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
                     --------------------------------------
                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 8.01 - Other Events

     A. EARLY RETURN OF ESCROWED SHARES.

     The holders of an aggregate 22,382,368 shares of our common stock that have been held in an escrow, described in our Form 10-KSB for the year ended August 31, 2006., pursuant to which those shares were to be returned to us on July 26, 2012, have agreed to return them to us forthwith. The effect of this action is to reduce the number of issued shares of our common stock from 178,282,995 to 155,900,627, a reduction of 12.55% in the number of issued common shares. The agreement for the escrow was filed by us as Exhibit 2.1 to our Form 10-KSB for the year ended August 31, 2006. Those holders were formerly principal shareholders of JDA Medical Technologies, LLC. ("JDA") who were issued the shares in consideration of our acquisition of JDA on July 26, 2006. The Agreement for the early return is filed herewith as Exhibit 99.

     B. BORROWING FROM AFFFILIATE.

     On September 11, 2009 we borrowed $25,000 from Mr. Anthony Silverman, who is one of our Directors and our Chief Executive Officer. We agreed with Mr. Silverman that the proceeds of the loan are to be applied solely to the payment of fees incurred for auditing our financial statements necessary to prepare and file reports with the Securities and Exchange Commission to bring us into compliance with the requirements of the federal securities laws and for the purpose of paying essential operating expenses. We have issued our 90-day, 6%, promissory note to Mr. Silverman in that principal amount. While Mr. Silverman is not obligated to do so, he may lend additional funds to us for the same purposes. At the same time, we entered into an agreement with our former independent accountants, whereunder our indebtedness to them is to be reduced from $111,689.31 to $46,000, of which $10,000 is to be paid immediately and the remainder in monthly installments. Our ability to make these payments is dependent on further loans from Mr. Silverman or funds provided by private investors.

Item 9.01 - Exhibits

99   Agreement for the Early Release of Escrowed Shares

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 15, 2009                   ONCOLOGIX TECH, INC.


                                            By:   /s/  Anthony Silverman
                                               --------------------------------
                                                       Anthony Silverman,
                                                       Chief Executive Officer
                                                       and President

                                            By:   /s/  Michael A. Kramarz
                                               --------------------------------
                                                       Michael A. Kramarz,
                                                       Chief Financial Officer